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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 24, 1999
                                                       --------------------

                               Chase Funding, Inc.
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                 (Exact name of registrant specified in Charter)

    New York                       333-64131                     13-3840732
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 (State or other                  (Commission                  (IRS Employer
 jurisdiction of                  File Number)              Identification No.)
 incorporation)

             300 Tice Boulevard
             Woodcliff Lake, NJ                                  07675

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  (Address of principal executive offices)                     Zip Code

           Registrant's telephone, including area code: (201) 782-9084

                                 Not Applicable

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         (Former name and former address, if changed since last report)




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ITEM 5.           Other Events

                  Acquisition or Disposition of Assets: General

                  On September 24, 1999, Chase Funding, Inc. issued its Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1999-3, such series representing interests in a pool of fixed rate and adjustable rate sub-prime one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated June 16, 1999, as supplemented by the prospectus supplement dated September 22, 1999 (together, the "Prospectus").

                  The Group I Certificates consist of the Class IA-1 Certificates, the Class IA-2 Certificates, the Class IA-3 Certificates, the Class IA-4 Certificates, the Class IA-5 Certificates and the Class IA-6 Certificates, the Class IM-1 Certificates, the Class IM-2 Certificates and the Class IB Certificates. The Group II Certificates consist of the Class IIA-1 Certificates, the Class IIM-1 Certificates, the Class IIM-2 Certificates and the Class IIB Certificates.

                  The Trust Fund consists of the Mortgage Pool secured by liens on real property and certain other property described in the Prospectus. The Mortgage Pool is divided into two separate groups of Mortgage Loans based on whether the interest rate for the related Mortgage Loan is fixed or adjustable. The Group I Certificates represent an undivided ownership interest in the Fixed Rate Mortgage Loan Group and the Group II Certificates represent an undivided interest in the Adjustable Rate Mortgage Loan Group.


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ITEM 7.           Financial Statements and Exhibits

                  (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.               Description
-----------               ------------

4 Pooling and Servicing Agreement among Chase Funding, Inc., Chase Manhattan Mortgage Corporation, Advanta Mortgage Corp. USA and Citibank, N.A., as trustee, dated as of September 1, 1999, for Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1999-3.


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           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CHASE FUNDING, INC.


Date: September 24, 1999
      ------------------            /s/ Eileen A. Lindblom
                                    ----------------------------------
                                    Eileen A. Lindblom
                                    Vice President


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                                INDEX TO EXHIBITS



Exhibit No.           Description
-----------           -----------

      4               Pooling and Servicing Agreement among Chase
                      Funding, Inc., Chase Manhattan Mortgage
                      Corporation, Advanta Mortgage Corp. USA
                      and Citibank, N.A., as trustee, dated as of September 1, 1999, for Chase Funding Mortgage Loan
                      Asset-Backed Certificates, Series 1999-3.




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